EXHIBIT  32.2

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


     In connection with the Quarterly report of Spiderboy International, Inc. (the "Company") on Form 10-QSB/A for the period ended October 31, 2003, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Richard Schmidt, CFO of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

     (1) The Report fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934; and

     (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

     A signed original of this written statement required by Section 906 has been provided to the Company and will be retained by the Company and furnished to the Securities and Exchange Commission or its staff upon request.


                                     Dated:  December  23,  2003

                                     By /s/ Richard  Schmidt
                                        ----------------------------------------
                                        Richard Schmidt, Chief Financial Officer
                                        Spiderboy  International,  Inc.